DELIVERING GOODS for THE GOOD of ALL TRINITY INDUSTRIES, INC. ESG Roadshow October 2022 Exhibit 99.1

DELIVERING GOODS for THE GOOD of ALL /// 2 Forward Looking Statements and Other References Some statements in this presentation, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Trinity's estimates, expectations, beliefs, intentions or strategies for the future, and the assumptions underlying these forward-looking statements, including, but not limited to, future financial and operating performance, future opportunities and any other statements regarding events or developments that Trinity believes or anticipates will or may occur in the future, including the potential financial and operational impacts of the COVID-19 pandemic. Trinity uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “projected,” “outlook,” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this material, and Trinity expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Trinity’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, except as required by federal securities laws. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to risks and uncertainties regarding economic, competitive, governmental, and technological factors affecting Trinity’s operations, markets, products, services and prices, and such forward-looking statements are not guarantees of future performance. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and “Forward-Looking Statements” in Trinity’s Annual Report on Form 10-K for the most recent fiscal year, as may be revised and updated by Trinity’s Quarterly Reports on Form 10-Q, and Trinity’s Current Reports on Form 8-K. This presentation also includes references to calculations that are not based on generally accepted accounting principles (“GAAP”). Reconciliations of each of these non-GAAP measures to the most directly comparable GAAP measures have been included in the Appendix. When forward-looking non-GAAP measures are provided, Trinity does not provide quantitative reconciliations of forward-looking non- GAAP measures to the most directly comparable GAAP measures because it cannot, without unreasonable effort, predict the timing and amounts of certain items included in the computations of each of these measures. These factors include, but are not limited to: the product mix of expected railcar deliveries; the timing and amount of significant transactions and investments, such as lease portfolio sales, capital expenditures, and returns of capital to shareholders; and the amount and timing of certain other items outside the normal course of our core business operations, such as restructuring activities and the potential financial and operational impacts of the COVID-19 pandemic. Sale of Highway Products Business In the fourth quarter of 2021, the Company completed the sale of Trinity Highway Products, LLC (“THP”), a wholly-owned subsidiary of the Company, and certain direct and indirect subsidiaries of THP, to Rush Hour Intermediate II, LLC, an entity owned by an affiliated investment fund of Monomoy Capital Partners. Accordingly, we have presented the operating results and cash flows of THP as discontinued operations for all periods presented herein. Results of prior periods have been recast to reflect these changes and present results on a comparable basis. Except where noted, financial data is presented as of the Company’s fiscal quarter ending June 30, 2022. “LTM” represents Last Twelve Months(1) financial information from July 1, 2021 to June 30, 2022. See appendix for footnotes

DELIVERING GOODS for THE GOOD of ALL /// ESG Roadshow–2022 Trinity Industries, Inc. (NYSE: TRN) 3 I. Trinity Industries, Inc. Overview Page 04 II. 2021 CSR Highlights Page 09 III. Governance and Compensation Highlights Page 11 IV. Board Oversight Procedures Page 13 V. Environmental Highlights Page 15 VI. Social Highlights Page 17 VII. Commitment to ESG Summary Page 20 VIII. Appendix Page 22

DELIVERING GOODS for THE GOOD of ALL TRINITY INDUSTRIES, INC. OVERVIEW (NYSE: TRN)

DELIVERING GOODS for THE GOOD of ALL /// Operating Model and Company Purpose 5

# Trinity Industries, Inc. Overview

- **Trinity Industries, Inc. owns market leading businesses that provide railcar products and services in North America**
  - Top 5 Leasing company
    - ~ 110,560 railcars under ownership
    - ~ 30,115 additional investor-owned railcars
  - Leading manufacturer with 30% of industry deliveries in FY 2021
  - Growing railcar maintenance network
- **Unique rail platform provides single source for comprehensive rail transportation solutions**
- **LTM Q2-22 total revenues of $1.8 billion**
- **LTM Q2-22 Adjusted EBITDA* of $533 million**
- **Current dividend yield of 3.8%[1]**
  - 233 consecutive quarterly dividend payments

**External Revenue by Business Segment[2]**



$2,000
$1,500
$1,000
$500
$—
(in $mms)
$0.50
$0.40
$0.30
$0.20
$0.10
2020
2021
LTM Q2-22
Leasing
Rail Products
Adj EPS, Cont Ops (Diluted) *

**$7.5 billion***
Enterprise Value

**$2.0 billion***
Market Cap

**$229 million***
LTM Q2-22 Cash Flow from Cont. Ops

**$610 million***
LTM Q2-22 Shareholder Returns

TRINITY INDUSTRIES

*All specified data as of June 30, 2022; See appendix for footnotes and reconciliation of non-GAAP measures

DELIVERING GOODS *for* THE GOOD *of* ALL ///

6

DELIVERING GOODS for THE GOOD of ALL /// Trinity’s Business Segments * See appendix for reconciliation of non-GAAP measures $1.8B Total Revenues Trinity Industries Inc. (LTM Q2-22) $259M Adjusted Operating Profit* $57M Adjusted Income from Cont. Ops.* $533M Adjusted EBITDA* $745M Segment Revenue $377M Segment Operating Profit • Railcar leasing services • Asset management • Railcar investment vehicle (RIV) sales Railcar Leasing and Management Services Group $1,564M Segment Revenue $25M Segment Operating Profit • Tank and freight railcars • Maintenance services • Railcar parts and heads • Logistics operations • Segment operating profit includes gains from insurance recoveries of $14M Rail Products Group $527M Segment Revenue $43M Segment Operating Profit • Intersegment Eliminations, primarily from the sale of railcars from the Rail Products Group to the Railcar Leasing and Management Services Group for new railcar equipment supported by a firm customer contract for the lease Intersegment Eliminations 7

DELIVERING GOODS for THE GOOD of ALL /// Railcars: Sustainable Long-term Investments • Long-term leases • High renewal success rates • Low credit defaults and bad debt expense • Active secondary market Stable and Predictable Cash Flows • 35-50 year useful life • Positive yield relationship to inflation • Low volatility for residuals • Low technological obsolescence Hard Asset Value with Inflation Benefits • Integral component of North American supply chain • Multiple market sectors with varying demand drivers Strong Correlation with GDP • Rent yields highly correlate to interest rates Natural Interest Rate Hedge • Accelerated depreciation for tax purposes • 100% bonus depreciation under current tax law • Superior risk-adjusted returns Tax-advantaged Investment • Accounts for 1/3 of U.S. freight, but only 0.6% of greenhouse gas emissions • 100% recyclable through scrap and salvage Environmental Profile *See appendix for source information 8

DELIVERING GOODS for THE GOOD of ALL 2021 CSR HIGHLIGHTS

DELIVERING GOODS for THE GOOD of ALL /// 2021 Interim CSR released in April 2022, with commitment to an updated CSR every two years • Disclosed ESG accomplishments and completion of inaugural materiality assessment, which guides development of our ESG process • Surveyed board and executive leadership, employees, investors, and customers to better understand the top ESG priorities of our stakeholders and prioritized the results into three categories of importance: Focus, Participate, and Track • Focus: Employee Health and Safety; Diversity, Equity, and Inclusion; Human Rights; Energy Consumption and GHG Emissions • Participate: Recycling; Raw Materials Sourcing; Supplier Environmental Issues, Water Use • Track: Materials, Chemicals, and Waste; Board Diversity • Enhanced disclosure of our metrics, including water, waste, energy consumption, and Scope 1 and 2 GHG emissions • Aligned with SASB and TCFD reporting frameworks • SASB reporting includes: disclosing financially material ESG topics and metrics, including energy management, employee health and safety data, information on remanufactured products, and raw material sourcing • TCFD reporting includes: enhanced discussion of climate-related risks and opportunities; governance, management, and identification of those risks; integration of climate risk into the Enterprise Risk Management program; and our 2019, 2020, and 2021 Scope 1 and 2 GHG emissions in accordance with the GHG Protocol Corporate Standard 2021 INTERIM CSR HIGHLIGHTS 10 Link to 2021 Interim CSR Report Link to 2020 CSR Report

DELIVERING GOODS for THE GOOD of ALL GOVERNANCE AND COMPENSATION HIGHLIGHTS

DELIVERING GOODS for THE GOOD of ALL /// Best Practices in Corporate Governance – The Board of Directors is 89% independent and key board committees are 100% independent – The roles of CEO and Chairman of the Board are separated – The Board is declassified, the Company is not controlled, and it has only one class of stock outstanding – Female directors represent 33% of the Board and members of ethnic minority groups represent 44% of the Board – Board charters encompass oversight of environmental and social issues critical to the business Best Practices in Executive Compensation – Performance-based compensation represents 57% of the CEO total pay and an average of 49% of other NEOs' pay – Annual and long-term incentive programs in 2021 were 100% and 60% performance-based, respectively, including qualitative ESG metrics (safety and talent) within the Operating Plan Priorities Scorecard for annual incentives – Double trigger provision for cash severance and equity issued after 2018 in the Company’s change in control agreements – Stock ownership requirements ranging from three to six times base salary – Clawback policy that allows the Company to recoup payouts under annual and long-term incentive plans GOVERNANCE AND COMPENSATION HIGHLIGHTS 12

DELIVERING GOODS for THE GOOD of ALL BOARD OVERSIGHT PROCEDURES

DELIVERING GOODS for THE GOOD of ALL /// Trinity's Board of Directors and Executive Leadership Team have oversight of the Company’s Environmental, Social and Governance initiatives, which are integrated in the Company’s long-term planning – The Board's Governance and Directors Nominating Committee oversees the preparation of the Company's CSR Report, as well as actions and steps taken towards ESG goals; the Finance and Risk Committee receives and oversees Environmental, Health and Safety (EHS) reporting and has the responsibility to review and assess risk exposure related to the Company's operations, including safety, environmental, financial, contingent liabilities, and other risks material to the Company; the Audit Committee oversees the Company’s policies and procedures relating to risk assessment, management, and mitigation; and the HR Committee oversees diversity, equity, and inclusion priorities – Our directors discuss these topics regularly in their board and committee meetings, informed by updated reports from management BOARD OVERSIGHT PROCEDURES 14 Trinity’s Board of Directors Bob Biesterfeld Added September 2022 Veena Lakkundi Added September 2022 Leldon Echols Non-Executive Chairman Billy Ainsworth John Diez Tyrone Jordan Todd MaclinJean Savage President and CEO Dunia Shive

DELIVERING GOODS for THE GOOD of ALL ENVIRONMENTAL HIGHLIGHTS

DELIVERING GOODS for THE GOOD of ALL /// ENVIRONMENTAL HIGHLIGHTS 16 2021 Highlights • ISO 45001 (Health & Safety) & 14001 (Environmental Mgmt) Certifications Enterprise-wide • First North American rail manufacturer or maintenance provider to achieve either • Environmental & Safety data tracking and visualization • Created Sustainability Review Team to evaluate energy efficiency and explore options for alternative energy solutions • Reporting to SASB standards and TCFD Index; enhanced responses to CDP Climate Change and EcoVadis questionnaires • Continued Scope 1 and Scope 2 GHG emissions disclosures per GHG Protocol Corporate Accounting and Reporting Standard • ESG Governance Board established • New product development to support sustainability priorities (Trinsight®, sustainable railcar conversions, innovative usage of composites, new railcar designs) Near-Term Priorities • Complete ESG Roadshow • Perform climate change risk assessment • Set Scope 1 and Scope 2 GHG emissions targets • Evaluate Scope 3 emissions • Continued focus on increased usage of renewable energy and reduced natural resource consumption

DELIVERING GOODS for THE GOOD of ALL SOCIAL HIGHLIGHTS

DELIVERING GOODS for THE GOOD of ALL /// SOCIAL HIGHLIGHTS 18 Diversity Focus and Statistics As of January 1, 2022: ETHNIC DIVERSITY (U.S.) 46% White 54% Persons of Color Our future efforts will include internal and external reporting on key metrics tied to each of the below strategic objectives. THREE STRATEGIC OBJECTIVES: 1. Increase representation of females and people of color across the Company 2. Increase representation of females and people of color in leadership roles 3. Build a more inclusive culture Initiatives: • Refreshed recruiting strategy to attract diverse talent and develop partnerships with external vendor resources for diverse talent • Increased diversity in all interview slates, interview panels, and succession slates • Enhanced onboarding process for external hires • More robust feedback process for employees to share perspectives on diversity, equity, and inclusion issues As of January 1, 2022: FEMALE REPRESENTATION 13% Enterprise-Wide 16% United States 11% Mexico 29% Executive Officers

DELIVERING GOODS for THE GOOD of ALL /// SOCIAL HIGHLIGHTS 19 Additional Highlights • TrinityRail’s Mexico operations received the “Empresa Socialmente Responsable” (ESR) badge for the third straight year • Awarded annually by the Mexican Center for Philanthropy (CEMEFI) for accomplishments in promoting employee wellbeing, sustainability, environmental stewardship, philanthropy, and community involvement • Hired Diversity & Inclusion Director focused on: building a more inclusive culture, increasing representation of female and persons of color employees across the enterprise, and increasing representation of female and persons of color employees in leadership roles • Labor and Human Rights Policy informed by the United Nations Guiding Principles on Business and Human Rights and the Universal Declaration of Human Rights Trinity's Employee Resource Groups Trinity's Employee Resource Groups

DELIVERING GOODS for THE GOOD of ALL COMMITMENT TO ESG SUMMARY

DELIVERING GOODS for THE GOOD of ALL /// Commitment to Premier Performance and Sustainability 21 Environmental Commitment Social Responsibility Governance Excellence Risk Management Operating our business in a way that minimizes impact on natural resources and the environment • Leveraged Green Financing Framework, for financing of green-eligible railcars assets, supported by Sustainalytics • Sustainable railcar conversions allow for re-use of railcar components while still addressing a changing demand environment • Innovative products and services that enhance the rail modal supply chain advantage and reduce GHG emissions Attracting and retaining a diverse and empowered workforce • Fostering a workplace that is inclusive and collaborative • Hiring and retaining the best talent and providing opportunities for continuing professional development • Improving the wellbeing of our employees and stakeholders • Contributing to the communities in which we operate Promoting the long-term interests of stakeholders, strengthening accountability and inspiring trust • Independent Chairman and Board of Directors with diverse backgrounds and experienced oversight • Incentive compensation programs aligned with shareholder interests • Board of Directors and Executive Leadership Team oversight of ESG initiatives Strong track record of operational excellence • All TrinityRail facilities and Trinity HQ achieved ISO 14001 (Environmental) and ISO 45001 (Safety) certification, the only railcar manufacturer in North America certified to both rigorous standards • Actively engage stakeholders in environmental, health, and safety (EHS) initiatives and continually improve EHS processes, practices, and operational performance

DELIVERING GOODS for THE GOOD of ALL APPENDIX

DELIVERING GOODS for THE GOOD of ALL /// Reconciliation: Adjusted Operating Results 23 (1) Represents insurance recoveries in excess of net book value for assets damaged by a tornado at the Company’s rail maintenance facility in Cartersville, Georgia in the first quarter of 2021. (2) Represents interest income accretion related to a seller-financing agreement associated with the sale of certain non-operating assets. We have supplemented the presentation of our reported GAAP operating profit, income (loss) from continuing operations before income taxes, provision (benefit) for income taxes, income (loss) from continuing operations, net income from continuing operations attributable to Trinity Industries, Inc., and diluted income from continuing operations per common share attributable to Trinity Industries, Inc. with non-GAAP measures that adjust the GAAP measures to exclude the impact of gains on dispositions of other property, restructuring activities, interest expense, net, and certain other transactions or events (as applicable). These non-GAAP measures are derived from amounts included in our GAAP financial statements and are reconciled to the most directly comparable GAAP financial measures in the table above. Management believes that these measures are useful to both management and investors for analyzing the performance of our business without the impact of certain items that are not indicative of our normal business operations. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. Six Months Ended June 30, 2022 (in millions, except per share amounts) GAAP Gains on dispositions of property – other (1) Restructuring activities, net Interest expense, net (2) Adjusted Operating profit $ 127.8 $ (6.4) $ 1.0 $ — $ 122.4 Income (loss) from continuing operations before income taxes $ 35.2 $ (6.4) $ 1.0 $ (0.7) $ 29.1 Provision (benefit) for income taxes $ 8.8 $ (1.6) $ 0.3 $ (0.2) $ 7.3 Income (loss) from continuing operations $ 26.4 $ (4.8) $ 0.7 $ (0.5) $ 21.8 Net income from continuing operations attributable to Trinity Industries, Inc. $ 19.0 $ (4.8) $ 0.7 $ (0.5) $ 14.4 Diluted weighted average shares outstanding 84.9 84.9 Diluted income from continuing operations per common share attributable to Trinity Industries, Inc. $ 0.23 $ 0.17

# Reconciliation: Adjusted Operating Results (continued)

| | Six Months Ended June 30, 2021 | | | | | | |
|---|---|---|---|---|---|---|---|
| | GAAP | Restructuring activities, net (1) | Loss on extinguishment of debt – Controlling Interest (1)(2) | Loss on extinguishment of debt – Noncontrolling Interest (3) | Pension plan settlement (1) | Income tax effect of CARES Act | Adjusted |
| Operating profit | $ 109.3 | $ (1.0) | $ — | $ — | $ — | $ — | $ 108.3 |
| Income (loss) from continuing operations before income taxes | $ (6.7) | $ (1.0) | $ 4.6 | $ 7.1 | $ 2.2 | $ — | $ 6.2 |
| Provision (benefit) for income taxes | $ 1.1 | $ (0.3) | $ 1.0 | $ — | $ 0.5 | $ (3.4) | $ (1.1) |
| Income (loss) from continuing operations | $ (7.8) | $ (0.7) | $ 3.6 | $ 7.1 | $ 1.7 | $ 3.4 | $ 7.3 |
| Net income from continuing operations attributable to Trinity Industries, Inc. | $ 2.1 | $ (0.7) | $ 3.6 | $ — | $ 1.7 | $ 3.4 | $ 10.1 |
| Diluted weighted average shares outstanding | 108.9 | | | | | | 108.9 |
| Diluted income from continuing operations per common share attributable to Trinity Industries, Inc. | $ 0.02 | | | | | | $ 0.09 |

(1) The effective tax rate for restructuring activities, loss on extinguishment of debt, and pension plan settlement is before consideration of the CARES Act.
(2) Excludes $7.1 million of loss on extinguishment of debt associated with the noncontrolling interest recorded in the second quarter of 2021.
(3) Represents the portion of loss on extinguishment of debt attributable to the noncontrolling interest, for which Trinity does not provide income taxes.

We have supplemented the presentation of our reported GAAP operating profit, income (loss) from continuing operations before income taxes, provision (benefit) for income taxes, income (loss) from continuing operations, net income from continuing operations attributable to Trinity Industries, Inc., and diluted income from continuing operations per common share attributable to Trinity Industries, Inc. with non-GAAP measures that adjust the GAAP measures to exclude the impact of restructuring activities, loss on extinguishment of debt, pension plan settlement, the income tax effects of the CARES Act, and certain other transactions or events (as applicable). These non-GAAP measures are derived from amounts included in our GAAP financial statements and are reconciled to the most directly comparable GAAP financial measures in the table above. Management believes that these measures are useful to both management and investors for analyzing the performance of our business without the impact of certain items that are not indicative of our normal business operations. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies.

TRINITY INDUSTRIES
DELIVERING GOODS for THE GOOD of ALL /// 24

# Reconciliation: Adjusted Operating Results (continued)

| | Year Ended December 31, 2021 | | | | | | | |
|---|---|---|---|---|---|---|---|---|
| | GAAP | Gains on dispositions of property – other (1)(2) | Restructuring activities, net (1) | Loss on extinguishment of debt – Controlling Interest (1)(3) | Loss on extinguishment of debt – Noncontrolling Interest (4) | Pension plan settlement (1) | Income tax effect of CARES Act | Adjusted |
| | (in millions, except per share amounts) | | | | | | | |
| Operating profit (loss) | $ 256.8 | $ (7.8) | $ (3.7) | $ — | $ — | $ — | $ — | $ 245.3 |
| Income (loss) from continuing operations before income taxes | $ 55.2 | $ (7.8) | $ (3.7) | $ 4.6 | $ 7.1 | $ (0.6) | $ — | $ 54.8 |
| Provision (benefit) for income taxes | $ 15.9 | $ (2.0) | $ (0.8) | $ 1.1 | $ — | $ 0.7 | $ (2.5) | $ 12.4 |
| Income (loss) from continuing operations | $ 39.3 | $ (5.8) | $ (2.9) | $ 3.5 | $ 7.1 | $ (1.3) | $ 2.5 | $ 42.4 |
| Net income (loss) from continuing operations attributable to Trinity Industries, Inc. | $ 39.5 | $ (5.8) | $ (2.9) | $ 3.5 | $ — | $ (1.3) | $ 2.5 | $ 35.5 |
| Diluted weighted average shares outstanding | 103.8 | | | | | | | 103.8 |
| Diluted income from continuing operations per common share attributable to Trinity Industries, Inc. | $ 0.38 | | | | | | | $ 0.34 |

(1) The effective tax rate for gains on dispositions of other property, restructuring activities, the loss on extinguishment of debt, and pension plan settlement is before consideration of the CARES Act.
(2) Represents insurance recoveries in excess of net book value received for assets damaged by a tornado at the Company's rail maintenance facility in Cartersville, Georgia in the first quarter of 2021.
(3) Excludes $7.1 million of loss on extinguishment of debt associated with the noncontrolling interest recorded in the second quarter of 2021.
(4) Represents the portion of the loss on extinguishment of debt attributable to the noncontrolling interest, for which Trinity does not provide income taxes.

We have supplemented the presentation of our reported GAAP operating profit (loss), income (loss) from continuing operations before income taxes, provision (benefit) for income taxes, income (loss) from continuing operations, net income (loss) from continuing operations attributable to Trinity Industries, Inc., and diluted income (loss) from continuing operations per common share attributable to Trinity Industries, Inc. with non-GAAP measures that adjust the GAAP measures to exclude the impact of gains on dispositions of other property, restructuring activities, loss on extinguishment of debt, pension plan settlement, the income tax effects of the CARES Act, and certain other transactions or events (as applicable).These non-GAAP measures are derived from amounts included in our GAAP financial statements and are reconciled to the most directly comparable GAAP financial measures in the table above. Management believes that these measures are useful to both management and investors for analyzing the performance of our business without the impact of certain items that are not indicative of our normal business operations. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies.

TRINITY INDUSTRIES    DELIVERING GOODS *for* THE GOOD *of* ALL ///    25

# Reconciliation: Adjusted Operating Results (continued)

| | Year Ended December 31, 2020 | | | | | | | |
|---|---|---|---|---|---|---|---|---|
| | GAAP | Impairment of long-lived assets – Controlling Interest (1)(2) | Impairment of long-lived assets – Noncontrolling Interest (3) | Pension plan settlement (1) | Restructuring activities (1) | Loss on extinguishment of debt (1) | Income tax effect of CARES Act | Adjusted |
| | (in millions, except per share amounts) | | | | | | | |
| Operating profit (loss) | $ (154.6) | $ 315.1 | $ 81.3 | $ — | $ 10.9 | $ — | $ — | $ 252.7 |
| Income (loss) from continuing operations before income taxes | $ (524.6) | $ 315.1 | $ 81.3 | $ 151.5 | $ 10.9 | $ 5.0 | $ — | $ 39.2 |
| Provision (benefit) for income taxes | $ (274.1) | $ 73.0 | $ — | $ 34.9 | $ 2.6 | $ 1.2 | $ 180.4 | $ 18.0 |
| Income (loss) from continuing operations | $ (250.5) | $ 242.1 | $ 81.3 | $ 116.6 | $ 8.3 | $ 3.8 | $ (180.4) | $ 21.2 |
| Net income (loss) from continuing operations attributable to Trinity Industries, Inc. | $ (171.6) | $ 242.1 | $ — | $ 116.6 | $ 8.3 | $ 3.8 | $ (180.4) | $ 18.8 |
| Diluted weighted average shares outstanding (4) | 115.9 | | | | | | | 117.2 |
| Diluted income (loss) from continuing operations per common share attributable to Trinity Industries, Inc. | $ (1.48) | | | | | | | $ 0.16 |

(1) The effective tax rate for impairment of long-lived assets, pension plan settlement, restructuring activities, and the loss on extinguishment of debt is before consideration of the CARES Act.
(2) Excludes $81.3 million of non-cash impairment of long-lived asset charges associated with the noncontrolling interest recorded in the second quarter of 2020.
(3) Represents the portion of the non-cash impairment of long-lived asset charge attributable to the noncontrolling interest, for which Trinity does not provide income taxes.
(4) GAAP diluted weighted average shares outstanding excludes 1.3 million shares for the year ended December 31, 2020, since the Company was in a net loss position for the period. When adjusting for the items above, these shares become dilutive.

We have supplemented the presentation of our reported GAAP operating profit (loss), income (loss) from continuing operations before income taxes, provision (benefit) for income taxes, income (loss) from continuing operations, net income (loss) from continuing operations attributable to Trinity Industries, Inc., and diluted income (loss) from continuing operations per common share attributable to Trinity Industries, Inc. with non-GAAP measures that adjust the GAAP measures to exclude the impact of restructuring activities, impairment of long-lived assets, pension plan settlement, loss on extinguishment of debt, the income tax effects of the CARES Act, and certain other transactions or events (as applicable). These non-GAAP measures are derived from amounts included in our GAAP financial statements and are reconciled to the most directly comparable GAAP financial measures in the table above. Management believes that these measures are useful to both management and investors for analyzing the performance of our business without the impact of certain items that are not indicative of our normal business operations. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies.

TRINITY INDUSTRIES
DELIVERING GOODS *for* THE GOOD *of* ALL /// 26

DELIVERING GOODS for THE GOOD of ALL /// Reconciliation: EBITDA and Adjusted EBITDA “EBITDA” is defined as income from continuing operations plus interest expense, income taxes, and depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA plus gains on dispositions of other property, restructuring activities, interest income, and pension plan settlement. EBITDA and Adjusted EBITDA are non-GAAP financial measures; however, the amounts included in these calculations are derived from amounts included in our GAAP financial statements. EBITDA and Adjusted EBITDA are reconciled to net income, the most directly comparable GAAP financial measure, in the table above. This information is provided to assist management and investors in making meaningful comparisons of our operating performance between periods. We believe EBITDA is a useful measure for analyzing the performance of our business. We also believe that EBITDA is commonly reported and widely used by investors and other interested parties as a measure of a company’s operating performance and debt servicing ability because it assists in comparing performance on a consistent basis without regard to capital structure, depreciation or amortization (which can vary significantly depending on many factors). EBITDA and Adjusted EBITDA should not be considered as alternatives to net income as indicators of our operating performance, or as alternatives to operating cash flows as measures of liquidity. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. 27 LTM June 30, 2022 (in millions) Net income $ 186.1 Less: Loss from discontinued operations, net of income taxes (13.1) Less: Gain on sale of discontinued operations, net of income taxes 125.7 Income from continuing operations 73.5 Interest expense 185.6 Provision for income taxes 23.6 Depreciation and amortization expense 270.1 EBITDA 552.8 Gains on dispositions of property – other (14.2) Restructuring activities, net (1.7) Interest income (0.7) Pension plan settlement (2.8) Adjusted EBITDA $ 533.4

DELIVERING GOODS for THE GOOD of ALL /// SLIDE 2 1. LTM is calculated as the year ended December 31, 2021, less the six months ended June 30, 2021, plus the six months ended June 30, 2022, representing the financial information from July 1, 2021 to June 30, 2022. SLIDE 6 – Trinity Industries, Inc. Overview 1. Current dividend yield represents the Company’s most recent quarterly dividend, annualized, and the stock price (NYSE: TRN) as of June 30, 2022. 2. Intersegment revenues are eliminated; a prospective change in the presentation of sales of railcars from the lease fleet for railcars owned one year or less occurred during the fourth quarter of 2020, changing the presentation from a revenue and cost of revenue basis to a net gain or loss from the disposal of a long-term asset. SLIDE 8 – Railcars: Sustainable Long-term Investments https://www.aar.org/wp-content/uploads/2019/02/AAR-Sustainability-Fact-Sheet-2019.pdf Presentation Footnotes 28

DELIVERING GOODS for THE GOOD of ALL /// Contact Information 29 Contact Information: Leigh Anne Mann, Vice President of Investor Relations 214-631-4420 TrinityInvestorRelations@trin.net Investor Website: www.trin.net/investor-relations